      As filed with the Securities and Exchange Commission on May 15, 2003

                                             Registration No. 333 - ____________
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            ------------------------

                         TANDY BRANDS ACCESSORIES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                        75-2349915
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                690 EAST LAMAR BLVD., SUITE 200, ARLINGTON, TEXAS
                    (Address of principal executive offices)
                                      76011
                                   (zip code)

                         TANDY BRANDS ACCESSORIES, INC.
                             STOCK PURCHASE PROGRAM
              (AS AMENDED AND RESTATED EFFECTIVE OCTOBER 18, 1991)
                            (Full title of the plan)

                                MARK J. FLAHERTY
                         690 EAST LAMAR BLVD., SUITE 200
                             ARLINGTON, TEXAS 76011
                     (Name and address of agent for service)

                                 (817) 548-0090
          (Telephone number, including area code, of agent for service)

                                            CALCULATION OF REGISTRATION FEE
==================================================================================================================
                                                                 Proposed           Proposed
                  Title of                       Amount          Maximum             Maximum          Amount of
                 Securities                       To be       Offering Price        Aggregate        Registration
              To be Registered                Registered(1)    Per Share(2)     Offering Price(2)        Fee
------------------------------------------------------------------------------------------------------------------
   Common Stock, $1.00 par value per share       300,000         $10.2750         $3,082,500.00        $249.37
==================================================================================================================

(1) Pursuant to Rule 416(c), this registration statement also covers an indeterminate amount of plan interests to be offered or sold pursuant to the Tandy Brands Accessories, Inc. Stock Purchase Program.

(2) Calculated pursuant to paragraphs (c) and (h) of Rule 457, based upon the average of the high and low prices of Tandy Brands Accessories, Inc.'s common stock on May 13, 2003 (as reported on the Nasdaq National Market).

================================================================================

                                EXPLANATORY NOTE

         We are filing this registration statement on Form S-8 (this "Registration Statement") for the purpose of registering an additional 300,000 shares of our common stock, par value $1.00 per share ("Common Stock"), for issuance pursuant to the Tandy Brands Accessories, Inc. Stock Purchase Program (as amended, the "Plan"). We have previously filed with the Securities and Exchange Commission (the "Commission") the following registration statements on Form S-8 under the Securities Act of 1933, as amended, the contents of which are hereby incorporated herein by reference:

         (a) Form S-8 Registration Statement (File No. 33-41262), filed with the Commission on June 17, 1991, with respect to 270,093 shares of Common Stock, of which 40,000 shares were offered pursuant to the Plan.

         (b) Form S-8 Registration Statement (File No. 33-46814), filed with the Commission on March 27, 1992, with respect to 122,887 shares of Common Stock offered pursuant to the Plan.

         (c) Form S-8 Registration Statement (File No. 33-91996), filed with the Commission on May 5, 1995, with respect to 701,125 shares of Common Stock, of which 200,000 shares were offered pursuant to the Plan.

         (d) Form S-8 Registration Statement (File No. 333-4162), filed with the Commission on December 12, 1997, with respect to 622,500 shares of Common Stock, of which 250,000 shares were offered pursuant to the Plan.

         (e) Form S-8 Registration Statement (File No. 333-55436), filed with the Commission on February 12, 2001, with respect to 300,000 shares of Common Stock offered pursuant to the Plan.

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         We, together with the Plan, incorporate by reference into this Registration Statement the following documents filed with the Commission as of their respective filing dates:

         (a) our Annual Report on Form 10-K (File No. 000-18927) for the year ended June 30, 2002;

         (b) our Quarterly Reports on Form 10-Q (File No. 000-18927) for the quarters ended September 30, 2002, December 31, 2002 and March 31, 2003;

         (c) our Current Reports on Form 8-K (File No. 000-18927) filed on August 16, 2002, October 17, 2002, January 22, 2003 and April 17, 2003 (but specifically excluding those portions merely furnished to the Commission under Item 9 or Item 12 thereof);

         (d) the Plan's Annual Report on Form 11-K for the year ended December 31, 2002; and

         (e) the description of our Common Stock contained in our registration statement on Form 8-A filed with the Commission pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), including any amendments or reports filed for the purpose of updating such description.

         All documents filed by us and the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 8.  EXHIBITS.

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
         4.1      Certificate of Incorporation of Tandy Brands Accessories, Inc.
                  (incorporated herein by reference to Exhibits 3.1 and 4.1 to
                  Tandy Brands Accessories, Inc.'s Registration Statement on
                  Form S-1 filed on November 2, 1990 (No. 33-37588)).

         4.2 Bylaws of Tandy Brands Accessories, Inc. (incorporated herein by reference to Exhibit 3.2 to Tandy Brands Accessories,
                  Inc.'s Registration Statement on Form S-1 filed on November 2,
                  1990 (No. 33-37588)).

         4.3      Amendment No. 1 to Bylaws of Tandy Brands Accessories, Inc.
                  (incorporated herein by reference to Exhibit 3.3 to Tandy
                  Brands Accessories, Inc.'s Quarterly Report on Form 10-Q for the three months ended March 31, 2002).

         4.4      Form of Common Stock Certificate of Tandy Brands Accessories,
                  Inc. (incorporated herein by reference to Exhibit 4.2 to Tandy
                  Brands Accessories, Inc.'s Registration Statement on Form S-1 filed on December 31, 1990 (No. 33-37588)).

         4.5      Amended and Restated Rights Agreement dated as of October 19,
                  1999 between Tandy Brands Accessories, Inc. and Bank Boston,
                  N.A. (incorporated herein by reference to Exhibit 4 to Tandy
                  Brands Accessories, Inc.'s Current Report on Form 8-K filed on
                  November 2, 1999).

         4.6      Amendment to Amended and Restated Rights Agreement dated as of
                  October 16, 2001 between Tandy Brands Accessories, Inc. and
                  Fleet National Bank (formerly Bank Boston, N.A.) (incorporated herein by reference to Exhibit 4.7 to Tandy Brands
                  Accessories, Inc.'s Quarterly Report on Form 10-Q for the three months ended March 31, 2002).

         4.7      Form of Rights Certificate of Tandy Brands Accessories, Inc.
                  (incorporated herein by reference to Exhibit 4 to Tandy Brands
                  Accessories, Inc.'s Current Report on Form 8-K filed on
                  November 2, 1999).

         5.1      Opinion of Winstead Sechrest & Minick P.C.*

        23.1      Consent of Ernst & Young LLP.*

        23.2      Consent of Whitley Penn.*

        23.3      Consent of Winstead Sechrest & Minick P.C. (included in
                  Exhibit 5.1).*

        24.1      Power of Attorney (included on page 4).*

        99.1 Tandy Brands Accessories, Inc. Stock Purchase Program (as amended and restated effective October 18, 1991) (incorporated herein by reference to Exhibit 28.1 to Tandy Brands
                  Accessories, Inc.'s Registration Statement on Form S-8 filed on March 27, 1992 (No. 33-46814)).

        99.2      Amendment No. 1 to the Tandy Brands Accessories, Inc. Stock
                  Purchase Program (incorporated herein by reference to Exhibit
                  10.27 to Tandy Brands Accessories, Inc.'s Quarterly Report on
                  Form 10-Q for the three months ended March 31, 2003).

         *        Filed herewith.

                                   SIGNATURES

         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, Tandy Brands Accessories, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Arlington, State of Texas, as of May 15, 2003.

                                              TANDY BRANDS ACCESSORIES, INC.


                                              By:  /s/ J.S.B. Jenkins
                                                  ------------------------------
                                                  J.S.B. Jenkins, President and
                                                  Chief Executive Officer

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints J.S.B. Jenkins and Mark J. Flaherty, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of May 15, 2003.

/s/ J.S.B. Jenkins                                   /s/ Gene Stallings
--------------------------------------------         --------------------------------
J.S.B. Jenkins                                       Gene Stallings
President, Chief Executive Officer and               Director
Director (Principal Executive Officer)


/s/ James F. Gaertner                                /s/ Roger R. Hemminghaus
--------------------------------------------         --------------------------------
James F. Gaertner                                    Roger R. Hemminghaus
Director and Chairman of the Board                   Director


/s/ Colombe M. Nicholas                              /s/ Mark J. Flaherty
--------------------------------------------         --------------------------------
Colombe M. Nicholas                                  Mark J. Flaherty
Director                                             Chief Financial Officer
                                                       (Principal Financial and
                                                       Accounting Officer)

/s/ C.A. Rundell, Jr.
--------------------------------------------
C.A. Rundell, Jr.
Director

         THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the administrator of the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Arlington, State of Texas, on May 15, 2003.


                                    TANDY BRANDS ACCESSORIES, INC.
                                    STOCK PURCHASE PROGRAM


                                    By:   Tandy Brands Accessories, Inc.
                                          Administrative Committee,
                                          Plan Administrator

                                          By:  /s/ J.S.B. Jenkins
                                               ---------------------------------
                                               J.S.B. Jenkins
                                               Administrative Committee Member

                                INDEX TO EXHIBITS

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
         4.1      Certificate of Incorporation of Tandy Brands Accessories, Inc.
                  (incorporated herein by reference to Exhibits 3.1 and 4.1 to
                  Tandy Brands Accessories, Inc.'s Registration Statement on
                  Form S-1 filed on November 2, 1990 (No. 33-37588)).

         4.2 Bylaws of Tandy Brands Accessories, Inc. (incorporated herein by reference to Exhibit 3.2 to Tandy Brands Accessories,
                  Inc.'s Registration Statement on Form S-1 filed on November 2,
                  1990 (No. 33-37588)).

         4.3      Amendment No. 1 to Bylaws of Tandy Brands Accessories, Inc.
                  (incorporated herein by reference to Exhibit 3.3 to Tandy
                  Brands Accessories, Inc.'s Quarterly Report on Form 10-Q for the three months ended March 31, 2002).

         4.4      Form of Common Stock Certificate of Tandy Brands Accessories,
                  Inc. (incorporated herein by reference to Exhibit 4.2 to Tandy
                  Brands Accessories, Inc.'s Registration Statement on Form S-1 filed on December 31, 1990 (No. 33-37588)).

         4.5      Amended and Restated Rights Agreement dated as of October 19,
                  1999 between Tandy Brands Accessories, Inc. and Bank Boston,
                  N.A. (incorporated herein by reference to Exhibit 4 to Tandy
                  Brands Accessories, Inc.'s Current Report on Form 8-K filed on
                  November 2, 1999).

         4.6      Amendment to Amended and Restated Rights Agreement dated as of
                  October 16, 2001 between Tandy Brands Accessories, Inc. and
                  Fleet National Bank (formerly Bank Boston, N.A.) (incorporated herein by reference to Exhibit 4.7 to Tandy Brands
                  Accessories, Inc.'s Quarterly Report on Form 10-Q for the three months ended March 31, 2002).

         4.7      Form of Rights Certificate of Tandy Brands Accessories, Inc.
                  (incorporated herein by reference to Exhibit 4 to Tandy Brands
                  Accessories, Inc.'s Current Report on Form 8-K filed on
                  November 2, 1999).

         5.1      Opinion of Winstead Sechrest & Minick P.C.*

        23.1      Consent of Ernst & Young LLP.*

        23.2      Consent of Whitley Penn.*

        23.3      Consent of Winstead Sechrest & Minick P.C. (included in
                  Exhibit 5.1).*

        24.1      Power of Attorney (included on page 4).*

        99.1 Tandy Brands Accessories, Inc. Stock Purchase Program (as amended and restated effective October 18, 1991) (incorporated herein by reference to Exhibit 28.1 to Tandy Brands
                  Accessories, Inc.'s Registration Statement on Form S-8 filed on March 27, 1992 (No. 33-46814)).

        99.2      Amendment No. 1 to the Tandy Brands Accessories, Inc. Stock
                  Purchase Program (incorporated herein by reference to Exhibit
                  10.27 to Tandy Brands Accessories, Inc.'s Quarterly Report on
                  Form 10-Q for the three months ended March 31, 2003).

         *        Filed herewith.